
                                                                                                                       EXHIBIT 10(d)

                                                                                                       AMERICAN
                                                                                                         |GENERAL
                                                                                                         |FINANCIAL GROUP

VARIABLE UNIVERSAL LIFE INSURANCE
SUPPLEMENTAL APPLICATION
AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
Home Office: Houston, Texas

Member of American General Financial Group. American General Financial Group is a marketing name for American General Corporation and its subsidiaries.

(This supplement must accompany the appropriate application for life insurance.)
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Applicant Information - Supplement to the application on the life of
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                      Name of Proposed Insured                      Date of application for life insurance

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Initial Allocation Percentages
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Allocation Styles     By selecting an Allocation Style below, you agree to allocate 100% of your premium as designated in the most recent publication of Platinum Investor VUL Allocation Styles.

                      [ ]  Capital preservation         [ ]  Income and growth      [ ]  Growth and income       [ ]  Growth
                      [ ]  Aggressive growth            [ ]  All equity             [ ]  _________________       [ ]  _____________

                      NOTE: If an Allocation Style is selected, the deduction of monthly account charges will be allocated in the same percentage as the premium allocation.
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                          This section to be completed even if an Allocation Style has been chosen above.

Investment Options    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL Declared Fixed Interest Account (125)   _____%     _____%     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (241)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Equity Division (126)_____%     _____%     NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AIM V.I. Value Division (127)               _____%     _____%     International Equities Division (128)            _____%     _____%
                                                                  MidCap Index Division (129)                      _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        Money Market Division (130)                      _____%     _____%
VP Value Division (224)                     _____%     _____%     Nasdaq-100 Index Division (225)                  _____%     _____%
                                                                  Science & Technology Division (227)              _____%     _____%
AYCO SERIES TRUST                                                 Small Cap Index Division (226)                   _____%     _____%
Ayco Large Cap Growth Fund I Division (228) _____%     _____%     Stock Index Division (131)                       _____%     _____%

DREYFUS INVESTMENT PORTFOLIOS                                     PIMCO VARIABLE INSURANCE TRUST
MidCap Stock Division (229)                _____%     _____%     PIMCO Real Return Bond Division (243)            _____%     _____%
                                                                  PIMCO Short-Term Bond Division (242)             _____%     _____%
DREYFUS VARIABLE INVESTMENT FUND                                  PIMCO Total Return Bond Division (244)           _____%     _____%
Quality Bond Division (132)                 _____%     _____%
Small Cap Division (133)                    _____%     _____%     PUTNAM VARIABLE TRUST
                                                                  Putnam VT Diversified Income Division (137)      _____%     _____%
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS                        Putnam VT Growth and Income Division (138)       _____%     _____%
VIP Asset Manager Division (233)            _____%     _____%     Putnam VT Int'I Growth and Income Division (139) _____%     _____%
VIP Contrafund Division (232)               _____%     _____%
VIP Equity-Income Division (230)            _____%     _____%     SAFECO RESOURCE SERIES TRUST
VIP Growth Division (231)                   _____%     _____%     Equity Division (140)                            _____%     _____%
                                                                  Growth Opportunities Division (141)              _____%     _____%
JANUS ASPEN SERIES - SERVICE SHARES
Aggressive Growth Division (236)            _____%     _____%     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
International Growth Division (234)         _____%     _____%     Equity Growth Division (135)                     _____%     _____%
Worldwide Growth Division (235)             _____%     _____%     High Yield Division (136)                        _____%     _____%

J.P. MORGAN SERIES TRUST II                                       VANGUARD VARIABLE INSURANCE FUND
J.P. Morgan Small Company Division (237)    _____%     _____%     High Yield Bond Division (245)                   _____%     _____%
                                                                  REIT Index Division (246)                        _____%     _____%
MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (239)    _____%     _____%     VAN KAMPEN LIFE INVESTMENT TRUST
MFS Emerging Growth Division (134)          _____%     _____%     Strategic Stock Division (142)                   _____%     _____%
MFS New Discovery Division (240)            _____%     _____%
MFS Research Division (238)                 _____%     _____%     WARBURG PINCUS TRUST
                                                                  Small Company Growth Division (247)              _____%     _____%
                                                                  Other:_____________________________              _____%     _____%
                                                                                                                    100%       100%
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L8992-97 REV 0600                                                                                                   Page  1 of 3

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Dollar Cost Averaging
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Dollar Cost    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market
Averaging      Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)


AIM VARIABLE INSURANCE FUNDS                                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (126)  $__________       Mid-Cap Growth Division (241)                       $__________
AIM V.I. Value Division (127)                 $__________
                                                                NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      International Equities Division (128)               $__________
VP Value Division (224)                       $__________       MidCap Index Division (129)                         $__________
                                                                Nasdaq-100 Index Division (225)                     $__________
AYCO SERIES TRUST                                               Science & Technology Division (227)                 $__________
Ayco Large Cap Growth Fund I Division (228)   $__________       Small Cap Index Division (226)                      $__________
                                                                Stock Index Division (131)                          $__________
DREYFUS INVESTMENT PORTFOLIOS
MidCap Stock Division (229)                   $__________       PIMCO VARIABLE INSURANCE TRUST
                                                                PIMCO Real Return Bond Division (243)               $__________
DREYFUS VARIABLE INVESTMENT FUND                                PIMCO Short-Term Bond Division (242)                $__________
Quality Bond Division (132)                   $__________       PIMCO Total Return Bond Division (244)              $__________
Small Cap Division (133)                      $__________
                                                                PUTNAM VARIABLE TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                       Putnam VT Diversified Income Division (137)         $__________
VIP Asset Manager Division (233)              $__________       Putnam VT Growth and Income Division (138)          $__________
VIP Contrafund Division (232)                 $__________       Putnam VT Int'I Growth and Income Division (139)    $__________
VIP Equity-Income Division (230)              $__________
VIP Growth Division (231)                     $__________       SAFECO RESOURCE SERIES TRUST
                                                                Equity Division (140)                               $__________
JANUS ASPEN SERIES - SERVICE SHARES                             Growth Opportunities Division (141)                 $__________
Aggressive Growth Division (236)              $__________
International Growth Division (234)           $__________       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Worldwide Growth Division (235)               $__________       Equity Growth Division (135)                        $__________
                                                                High Yield Division (136)                           $__________
J.P. MORGAN SERIES TRUST II
J.P Morgan Small Company Division (237)       $__________       VANGUARD VARIABLE INSURANCE FUND
                                                                High Yield Bond Division (245)                      $__________
MFS VARIABLE INSURANCE TRUST                                    REIT Index Division (246)                           $__________
MFS Capital Opportunities Division (239)      $__________
MFS Emerging Growth Division (134)            $__________       VAN KAMPEN LIFE INVESTMENT TRUST
MFS New Discovery Division (240)              $__________       Strategic Stock Division (142)                      $__________
MFS Research Division (238)                   $__________
                                                                WARBURG PINCUS TRUST
                                                                Small Company Growth Division (247)                 $__________
                                                                OTHER _______________________________               $__________

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Automatic Rebalancing
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Automatic      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
Rebalancing    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
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               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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Modified Endowment Contract
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Contract       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount.
               In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
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L8992-97 REV 0600                                                                                                        Page 2 of 3

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Telephone Authorization
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                      I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                      telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                      Account and to change allocations for future premium payments and monthly deductions given by:

Initial appropriate   [    ]  Policy Owner(s)- if Joint Owners, either of us acting independently.
box here:
                      [    ]  Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                      AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

                      [    ]  INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.

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Suitability
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All questions must    1. Have you, the Proposed Insured(s) or Owner(s) (if different), received the variable universal life
be answered.             insurance policy prospectus and the prospectuses describing the investment options?         [_] yes  [_] no
                         (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                         Variable Universal Life Insurance Policy Prospectus:     __________

                         Supplements (if any):                                    __________

                      2. Do you understand that under the Policy applied for:

                         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
                            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                           [_] yes  [_] no

                         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE
                            OF THE SEPARATE ACCOUNT, THE AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND
                            CERTAIN EXPENSE DEDUCTIONS?                                                              [_] yes  [_] no

                         c. THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO ALLOW FOR THE
                            ACCUMULATION OF VALUES IN THE SEPARATE ACCOUNT?                                          [_] yes  [_] no

                      3. Do you believe the Policy you selected meets your insurance and investment
                         objectives and your anticipated financial needs?                                            [_] yes  [_] no

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Your Signature
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Signatures   Signed at (city, state)
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             Print name of Broker/Dealer
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             X Registered Representative                                      State license #                   Date
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             X Primary proposed insured                                                                         Date
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             X Owner                                                                                            Date
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             (If different from Proposed Insured)

             X Joint Owner                                                                                      Date
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             (If applicable)
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L8992-97 REV 0600                                                                                                       Page 3 of 3